Exhibit 99.1

PROXY KINTARA THERAPEUTICS, INC. PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD XXXX XX, XXXX THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED The undersigned hereby constitutes and appoints XXXX, as the undersigned’s proxy with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the Special Meeting of Stockholders (the “Special Meeting”) of Kintara Therapeutics, Inc. (the “Company”) in such manner as he may determine on any matters which may properly come before the Special Meeting or any adjournments thereof and to vote on the matters set forth on the reverse side as directed by the undersigned. The Special Meeting will be held virtually on XXX XX, XXXX, at XX:XX p.m., Eastern Standard Time, and at any and all adjournments thereof. The undersigned hereby revokes any proxies previously given. In order to attend the virtual Special Meeting, you must pre-register at www.viewproxy.com/kintarasm/2024. This Proxy is solicited by the Board of Directors of Kintara Therapeutics, Inc. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. This Proxy is solicited by the Board of Directors of Kintara Therapeutics, Inc. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted “FOR” Proposals 1, 2, 3, 4, 5, 6, and 7. (Continued, and to be marked, dated and signed, on the other side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held XXXX XX, XXXX The Proxy Statement and our 2024 Special Report to Stockholders are available at: www.viewproxy.com/kintarasm/2024

Please mark your votes like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5, 6, and 7. 1. The “Nasdaq Proposal”—to approve, pursuant to the rules of the Nasdaq Stock Market, 3. the issuance of the Merger Shares (as defined below) pursuant to the terms of the Merger Agreement (as described in more detail herein); FOR AGAINST ABSTAIN 2. The “Reverse Stock Split Proposal”—to approve, pursuant to NRS 78.2055, a reverse stock split of only the outstanding shares of Kintara Common Stock and other outstanding securities of Kintara Common Stock (with no change to the authorized capital stock of Kintara), at a ratio in the range from [1]-for-[20] to [1]-for-[40], with such ratio to be determined by the Kintara board of directors and with such reverse stock split to be effected at such time and date as determined by the Kintara board of directors in its sole discretion; FOR AGAINST ABSTAIN CONTROL NUMBER 3. The “Charter Proposal”—to approve an amendment to the Kintara Charter (as defined below) to increase the number of authorized shares of Kintara to be effected at such time and date as determined by the Kintara board of directors in its sole discretion; FOR AGAINST ABSTAIN 4. The “2024 Equity Plan Proposal”—to adopt a new equity compensation plan (the “2024 Plan”); FOR AGAINST ABSTAIN 5. The “Reincorporation Proposal”—to approve the reincorporation of Kintara from the State of Nevada to the State of Delaware and the plan of conversion attached to the proxy statement/prospectus accompanying this notice as Annex D including the certificate of incorporation of Kintara-Delaware accompanying this notice as Annex G (such plan of conversion, the “Plan of Conversion” and such certificate of incorporation, FOR AGAINST ABSTAIN Certificate of Incorporation”); 6. The “Golden Parachute Proposal”—to approve on an advisory (non-binding) basis, certain compensation payments that will or may be made by Kintara to its named executive officer in connection with the Merger (the “Golden Parachute Compensation Proposal”); and FOR AGAINST ABSTAIN 7. The “Adjournment Proposal”—to approve the adjournment of the Kintara Special Meeting in the event that the number of shares of Kintara Common Stock and Kintara Series C Preferred Stock present or represented by proxy at the Kintara Special Meeting and voting “FOR” the adoption of Proposals No. 1 through 6 are insufficient to approve such proposals. FOR AGAINST ABSTAIN Date: Signature Signature (if held jointly) Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. As a stockholder of Kintara Therapeutics, Inc. you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxy to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Standard Time, on XXXX XX, XXXX. CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone INTERNET Vote Your Shares on the Internet: Go to www.FCRVote.com/KTRASM Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Shares by Phone: Call 1 (866) 402-3905 Use any touch-tone telephone to vote your Shares. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Shares by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.